UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08167

Prudential Small-Cap Core Equity Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 10/31/2010

Date of reporting period: 10/31/2010

Item 1 – Reports to Stockholders

ANNUAL REPORT	OCTOBER 31, 2010

Prudential Small-Cap Core Equity Fund, Inc.

Fund Type Small cap stock Objective Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

December 15, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential Small-Cap Core Equity Fund, Inc. informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Small-Cap Core Equity Fund, Inc.

Prudential Small-Cap Core Equity Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.25%; Class B, 1.95%; Class C, 1.95%; Class R, 1.70%; Class Z, 0.95%. Net operating expenses: Class A, 1.25%; Class B, 1.95%; Class C, 1.95%; Class R, 1.45%; Class Z, 0.95%, after contractual reduction for Class R through 2/29/2012.

Cumulative Total Returns (Without Sales Charges) as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	25.12%	–3.25%	62.96%	—
Class B	24.22	–6.76	51.18	—
Class C	24.22	–6.76	51.18	—
Class R	24.86	N/A	N/A	–19.17% (1/12/07)
Class Z	25.46	–1.90	67.30	—
S&P SmallCap 600 Index	26.27	16.62	88.79	—
Lipper Average	24.55	15.27	90.42	—

Average Annual Total Returns (With Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	6.15%	–3.17%	3.93%	—
Class B	6.63	–2.97	3.75	—
Class C	10.55	–2.79	3.75	—
Class R	12.22	N/A	N/A	–6.74% (1/12/07)
Class Z	12.67	–1.80	4.79	—
S&P SmallCap 600 Index	14.22	1.62	6.18	—
Lipper Average	13.19	1.33	5.68	—

Average Annual Total Returns (With Sales Charges) as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	18.23%	–1.78%	4.41%	—
Class B	19.22	–1.59	4.22	—
Class C	23.22	–1.39	4.22	—
Class R	24.86	N/A	N/A	–5.44% (1/12/07)
Class Z	25.46	–0.38	5.28	—

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Average Annual Total Returns (Without Sales Charges) as of 10/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	25.12%	–0.66%	5.00%	—
Class B	24.22	–1.39	4.22	—
Class C	24.22	–1.39	4.22	—
Class R	24.86	N/A	N/A	–5.44% (1/12/07)
Class Z	25.46	–0.38	5.28	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Small-Cap Core Equity Fund, Inc. (Class A shares) with a similar investment in the S&P SmallCap 600 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2000) and the account values at the end of the current fiscal year (October 31, 2010) as measured on a quarterly basis. The S&P SmallCap 600 Index data is measured from the closest month-end to inception date and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through February 29, 2012, the returns shown in the graph and for Class A shares in the tables would have been lower.

Prudential Small-Cap Core Equity Fund, Inc.	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns. The Since Inception returns for the S&P SmallCap 600 Index and the Lipper Small-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but are subject to an annual 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

S&P SmallCap 600 Index

The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It gives a broad look at how small-cap stock prices have performed in the United States. S&P SmallCap 600 Index Closest Month-End to Inception cumulative total return as of 10/31/10 is –2.24% for Class R. S&P SmallCap 600 Index Closest Month-End to Inception average annual total return as of 9/30/10 is –1.70% for Class R.

Lipper Average

The Lipper Average represents returns based on an average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. Lipper Average Closest Month-End to Inception cumulative total return as of 10/31/10 is –4.29% for Class R. Lipper Average Closest Month-End to Inception average annual total return as of 9/30/10 is –2.30% for Class R.

Investors cannot invest directly in an index or average. The returns for the S&P SmallCap 600 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/10
Polaris Industries, Inc., Leisure Equipment & Products	1.1%
Cypress Semiconductor Corp., Semiconductors & Semiconductor Equipment	1.0
Oil States International, Inc., Energy Equipment & Services	1.0
Deckers Outdoor Corp., Textiles, Apparel & Luxury Goods	0.9
World Fuel Services Corp., Oil, Gas & Consumable Fuels	0.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/10
Real Estate Investment Trusts	8.0%
Semiconductors & Semiconductor Equipment	6.3
Commercial Banks	5.1
Machinery	4.7
Healthcare Equipment & Supplies	4.6

Industry weightings reflect only long-term investments and are subject to change.

Prudential Small-Cap Core Equity Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Small-Cap Core Equity Fund’s Class A shares gained 25.12% for the 12-month reporting period ended October 31, 2010, trailing the 26.27% gain of the S&P SmallCap 600 Index but outperforming the 24.55% gain of the Lipper Small-Cap Core Funds Average.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) tries to outperform the S&P SmallCap 600 Index by actively managing the Fund via a quantitative process that evaluates about 5,000 stocks daily. Investing in both slowly and rapidly growing companies limits the Fund’s exposure to any particular style of investing and may reduce its volatility relative to the S&P SmallCap 600 Index.

When selecting shares of slowly growing companies, QMA emphasizes attractive valuations and invests more heavily in stocks that it believes are inexpensively priced relative to their firms’ earnings prospects and book values. When investing in stocks of more rapidly growing companies, QMA places a heavier emphasis on “news,” or signals about their future growth prospects. For example, upward revisions in earnings forecasts by Wall Street analysts are used as an indication of good news. While striving to achieve its performance objective through this quantitative process, QMA also considers the tax implications of its trading in an attempt to minimize taxable distributions to the Fund.

As part of its strategy, the Fund seeks to remain fully invested. In order to accomplish this and to efficiently manage the Fund, QMA utilizes futures contracts based on equity market indexes to provide liquidity for the Fund. The futures contracts are used to equitize cash that has accrued, enabling the Fund to efficiently process large cash flows without requiring it to maintain large cash positions. During the reporting period, the Fund’s exposure to futures contracts did not have a material impact on its performance.

What were conditions like in the small-cap segment of the U.S. stock market?

Stocks of small companies as measured by the S&P SmallCap 600 Index significantly outperformed stocks of large companies as measured by the S&P 500 Index, which advanced 16.54% for the reporting period. This occurred as increased activity in mergers and acquisitions helped shares of small and medium-size companies (both of which are often takeover targets) gain more than shares of large companies. Also, earnings growth for small- and mid-cap stocks is typically stronger than that of large-cap stocks as the U.S. economy climbs out of recessions. The most recent recession in the United States ended in June 2009, though the economy continues to battle high unemployment.

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All 10 sectors of the S&P SmallCap 600 Index posted double-digit gains for the reporting period. Consumer-related stocks gained the most and telecommunications stocks, a more defensive sector, gained the least. While growth indexes outperformed value indexes for the reporting period, valuation factors such as price-earnings ratio and price-to-book ratio helped to accurately identify stocks that were undervalued.

Among slowly growing companies, which stocks or related-group of stocks contributed the most and detracted the most from the Fund’s return?

Real estate investment trusts (REITS) were among the stocks that were the largest contributors and largest detractors from performance. As a group, REITS outperformed the S&P SmallCap 600 Index for the reporting period. Therefore, the Fund benefited from having a larger exposure than the S&P SmallCap 600 Index to certain REITS that outperformed, but it was hurt by having a smaller exposure than the S&P SmallCap 600 Index to other REITS that also outperformed. As previously mentioned, for slower growing companies, the quantitative process emphasized valuation factors that helped to accurately identify undervalued stock, and thus contributed to the Fund’s return.

Among rapidly growing companies, which stocks or related-group of stocks contributed the most and detracted the most from the Fund’s return?

The news factor, which the quantitative process emphasized for faster-growing companies, did not perform well and detracted from the Fund’s return. However, the quality factors, on average, added to performance. Good security selection among faster-growing stocks also contributed to performance, particularly having a larger exposure than the S&P SmallCap 600 Index to shares of Keithley Instruments, Inc. (which surged 570% partially due to a takeover bid by Danaher Corp.).

How did the Fund’s tax management strategy affect its performance?

Although difficult to quantify, the tax management objective affected performance over the course of the reporting period. Trading in the portfolio is not dictated by tax concerns, but the potential impact that trading can have on taxes is factored in to investment decisions. Tax management may lead to more momentum in the portfolio, as losers are sold to realize tax losses and winners are held to avoid tax gains. Over the past year, momentum strategies have not performed well.

Also, in a market environment characterized by the poor performance of lower-quality names, as was the case in the earlier part of the reporting period, underperformance can be amplified. This could occur because the Fund is less likely to hold lower-quality names as these stocks are more likely to have been sold to realize tax losses.

Prudential Small-Cap Core Equity Fund, Inc.	7

Strategy and Performance Overview (continued)

Important note:

On December 1, 2010, the Board of Directors of the Fund approved a proposal to merge the Fund into the Prudential Small-Cap Value Fund (Value Fund). Under the terms of the proposal, shareholders of the Fund would become shareholders of the Value Fund. The proposed reorganization is subject to approval by the shareholders of the Fund. Shareholders of the Fund as of December 22, 2010 are expected to receive a proxy statement related to the reorganization, to be mailed on or about January 20, 2011. It is expected that a special meeting of the Fund’s shareholders to consider the proposed reorganization will be held on or about March 15, 2011.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2010, at the beginning of the period, and held through the six-month period ended October 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Small-Cap Core Equity Fund, Inc.	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Small-Cap Core Equity Fund, Inc.		Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$993.80	1.25%	$6.28
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

Class B	Actual	$1,000.00	$990.60	1.95%	$9.78
	Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91

Class C	Actual	$1,000.00	$990.60	1.95%	$9.78
	Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91

Class R	Actual	$1,000.00	$992.60	1.45%	$7.28
	Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38

Class Z	Actual	$1,000.00	$995.80	0.95%	$4.78
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2010, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of October 31, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.4%
COMMON STOCKS
CONSUMER DISCRETIONARY 15.4%

Auto Components 1.0%
28,700	Drew Industries, Inc.(a)	$604,709
1,300	Federal-Mogul Corp.(a)	25,779
19,100	Spartan Motors, Inc.	97,028
23,300	Standard Motor Products, Inc.	247,679
27,500	Superior Industries International, Inc.	493,625

		1,468,820

Automobiles 0.1%
2,500	Thor Industries, Inc.	78,725
9,200	Winnebago Industries, Inc.(a)(b)	92,000

		170,725

Distributors
3,100	Audiovox Corp. (Class A Stock)(a)	20,088
3,000	LKQ Corp.(a)	65,220

		85,308

Diversified Consumer Services 0.6%
3,700	Capella Education Co.(a)(b)	202,871
11,400	Hillenbrand, Inc.	244,986
22,600	Universal Technical Institute, Inc.	437,310

		885,167

Hotels, Restaurants & Leisure 2.9%
830	Biglari Holdings, Inc.(a)(b)	276,714
22,500	BJ’s Restaurants, Inc.(a)(b)	745,875
17,000	CEC Entertainment, Inc.(a)	564,400
15,600	Cracker Barrel Old Country Store, Inc.	840,684
20,300	Jack in the Box, Inc.(a)	470,148
13,000	Papa John’s International, Inc.(a)	335,790
35,800	Ruby Tuesday, Inc.(a)	433,180
27,900	Ruth’s Hospitality Group, Inc.(a)(b)	127,224
38,200	Texas Roadhouse, Inc.(a)(b)	586,752

		4,380,767

See Notes to Financial Statements.

Prudential Small-Cap Core Equity Fund, Inc.	11

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

CONSUMER DISCRETIONARY (Continued)

Household Durables 1.6%
6,600	Blyth, Inc.	$264,792
24,200	Helen of Troy Ltd.(a)	620,730
1,000	iRobot Corp.(a)	20,880
10,700	Jarden Corp.	343,042
30,600	Kid Brands, Inc.(a)	298,656
45,500	La-Z-Boy, Inc.(a)(b)	353,535
5,100	M/I Homes, Inc.(a)	53,958
3,700	National Presto Industries, Inc.	414,141

		2,369,734

Internet & Catalog Retail 0.3%
8,400	HSN, Inc.(a)	251,496
8,400	NutriSystem, Inc.	160,608

		412,104

Leisure Equipment & Products 1.6%
9,700	Brunswick Corp./de	153,454
10,200	Jakks Pacific, Inc.(a)	192,270
22,400	Polaris Industries, Inc.	1,592,416
5,900	Pool Corp.	118,826
5,400	RC2 Corp.(a)	113,940
14,100	Sturm, Ruger & Co., Inc.(b)	220,806

		2,391,712

Media
14,800	EW Scripps Co. (Class A Stock)(a)	129,352

Specialty Retail 3.6%
17,200	Big 5 Sporting Goods Corp.	232,544
4,900	Brown Shoe Co., Inc.	57,575
4,400	Cabela’s, Inc.(a)(b)	81,576
21,200	Cato Corp. (The) (Class A Stock)	560,740
20,200	Children’s Place Retail Stores, Inc. (The)(a)(b)	890,012
25,100	Finish Line, Inc. (The) (Class A Stock)	384,030
11,300	Group 1 Automotive, Inc.(a)(b)	398,438
4,900	Gymboree Corp.(a)	318,794
8,800	Haverty Furniture Cos., Inc.	94,072
7,500	Jo-Ann Stores, Inc.(a)	324,375
8,650	Jos. A. Bank Clothiers, Inc.(a)(b)	377,140
18,800	Kirkland’s, Inc.(a)	252,860

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
CONSUMER DISCRETIONARY (Continued)

Specialty Retail (cont’d.)
24,200	Men’s Wearhouse, Inc. (The)	$591,448
45,600	Pep Boys-Manny, Moe & Jack (The)	533,064
33,500	Stein Mart, Inc.(a)	314,565

		5,411,233

Textiles, Apparel & Luxury Goods 3.7%
39,600	Carter’s, Inc.(a)	986,040
23,800	Deckers Outdoor Corp.(a)	1,382,780
28,500	Maidenform Brands, Inc.(a)	762,660
24,700	Oxford Industries, Inc.	568,841
21,500	Perry Ellis International, Inc.(a)	483,320
17,200	Skechers U.S.A., Inc. (Class A Stock)(a)(b)	334,368
3,700	Steven Madden Ltd.(a)	156,510
15,200	True Religion Apparel, Inc.(a)	310,840
17,500	Wolverine World Wide, Inc.	509,600

		5,494,959
CONSUMER STAPLES 2.6%

Beverages 0.2%
3,800	Boston Beer Co., Inc. (Class A Stock)(a)	272,042

Food & Staples Retailing 0.5%
12,800	Andersons, Inc. (The)	503,936
10,500	Spartan Stores, Inc.	156,975
4,800	Susser Holdings Corp.(a)	65,616

		726,527

Food Products 1.4%
1,400	Calavo Growers, Inc.	30,702
4,100	Cal-Maine Foods, Inc.(b)	118,777
5,600	Corn Products International, Inc.	238,280
47,000	Darling International, Inc.(a)	470,470
29,600	Dean Foods Co.(a)	307,840
8,700	Del Monte Foods Co.	124,758
3,800	J&J Snack Foods Corp.	162,906
14,400	Sanderson Farms, Inc.	604,512

		2,058,245

See Notes to Financial Statements.

Prudential Small-Cap Core Equity Fund, Inc.	13

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

CONSUMER STAPLES (Continued)

Household Products 0.1%
1,000	Oil-Dri Corp. of America	$21,990
4,700	WD-40 Co.	173,383

		195,373

Personal Products 0.3%
18,100	Medifast, Inc.(a)(b)	432,228
2,900	Prestige Brands Holdings, Inc.(a)	31,175

		463,403

Tobacco 0.1%
43,200	Alliance One International, Inc.(a)	190,944
ENERGY 5.7%

Energy Equipment & Services 3.0%
13,100	CARBO Ceramics, Inc.	1,097,387
1,200	Dril-Quip, Inc.(a)	82,920
4,200	Gulf Island Fabrication, Inc.	95,928
5,600	Lufkin Industries, Inc.	273,560
4,700	Matrix Service Co.(a)	42,676
28,900	Oil States International, Inc.(a)	1,477,368
3,700	RPC, Inc.	81,437
12,200	SEACOR Holdings, Inc.(a)	1,155,950
27,600	Tetra Technologies, Inc.(a)	269,376

		4,576,602

Oil, Gas & Consumable Fuels 2.7%
7,100	Frontier Oil Corp.	94,075
34,400	Holly Corp.	1,125,912
4,300	Petroleum Development Corp.(a)	134,203
13,700	SM Energy Co.	571,016
25,300	Stone Energy Corp.(a)	395,439
17,600	Swift Energy Co.(a)	560,560
43,800	World Fuel Services Corp.	1,236,474

		4,117,679
FINANCIALS 18.0%

Capital Markets 0.7%
800	International Assets Holding Corp.(a)	17,640
19,200	Investment Technology Group, Inc.(a)	273,408

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

FINANCIALS (Continued)

Capital Markets (cont’d.)
13,800	Piper Jaffray Cos., Inc.(a)	$427,386
36,600	SWS Group, Inc.	251,442
14,900	TICC Capital Corp.	154,066

		1,123,942

Commercial Banks 5.1%
900	Bancorp Rhode Island, Inc.	26,181
600	Camden National Corp.	20,544
15,600	CapitalSource, Inc.	95,316
19,100	Community Bank System, Inc.(b)	446,367
63,100	East West Bancorp, Inc.	1,112,453
1,400	First Bancorp	18,746
200	First Citizens BancShares, Inc.	37,356
54,700	First Commonwealth Financial Corp.	318,354
12,500	First Financial Bancorp	210,500
3,700	First Financial Bankshares, Inc.(b)	174,862
800	First Financial Corp.	23,384
27,000	First Midwest Bancorp, Inc.	289,170
38,500	Fulton Financial Corp.	359,590
1,000	Hancock Holding Co.	31,420
10,870	Home Bancshares, Inc.	223,596
20,800	Independent Bank Corp.	488,592
62,000	National Penn Bancshares, Inc.	402,380
24,300	NBT Bancorp, Inc.	535,815
11,900	Old National Bancorp	112,574
5,700	Pinnacle Financial Partners, Inc.(a)	65,037
46,800	PrivateBancorp, Inc.	551,772
1,700	Republic Bancorp, Inc. (Class A Stock)	34,748
2,700	S&T Bancorp, Inc.	52,920
6,400	Signature Bank(a)	270,336
1,500	Southwest Bancorp, Inc.	14,850
58,800	Susquehanna Bancshares, Inc.	464,520
6,100	Tompkins Financial Corp.	235,460
5,400	UMB Financial Corp.	200,124
43,600	Umpqua Holdings Corp.	479,600
6,200	Union First Market Bankshares Corp.	79,732
2,700	WesBanco, Inc.	44,847
10,800	Whitney Holding Corp.	89,424
12,400	Wilshire Bancorp, Inc.	83,204

		7,593,774

See Notes to Financial Statements.

Prudential Small-Cap Core Equity Fund, Inc.	15

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

FINANCIALS (Continued)

Consumer Finance 1.4%
10,800	Cash America International, Inc.	$380,484
12,500	Ezcorp, Inc. (Class A Stock)(a)	268,500
36,000	First Cash Financial Services, Inc.(a)	1,046,520
9,300	World Acceptance Corp.(a)(b)	401,295

		2,096,799

Diversified Financial Services
2,300	Newstar Financial, Inc.(a)	17,503
1,800	Portfolio Recovery Associates, Inc.(a)(b)	120,690

		138,193

Insurance 1.9%
3,000	AMERISAFE, Inc.(a)	57,270
4,700	CNA Surety Corp.(a)	90,475
26,800	CNO Financial Group, Inc.(a)	145,792
22,800	Delphi Financial Group, Inc. (Class A Stock)	617,196
14,000	Employers Holdings, Inc.	226,660
4,100	Infinity Property & Casualty Corp.	212,175
10,700	Maiden Holdings Ltd. (Bermuda)	81,855
3,200	National Financial Partners Corp.(a)(b)	44,160
14,000	Presidential Life Corp.	133,980
7,100	ProAssurance Corp.(a)	408,179
1,600	RLI Corp.(b)	91,872
900	Safety Insurance Group, Inc.	41,814
18,100	Selective Insurance Group, Inc.	306,252
6,400	Stewart Information Services Corp.	69,248
6,800	Symetra Financial Corp.	75,140
11,700	United Fire & Casualty Co.	234,351

		2,836,419

Real Estate Investment Trusts 8.0%
21,300	Acadia Realty Trust	406,404
3,100	Agree Realty Corp.	79,050
9,400	Ashford Hospitality Trust, Inc.(a)	95,410
35,900	BioMed Realty Trust, Inc.	658,765
4,700	Brandywine Realty Trust(b)	56,259
54,700	Cedar Shopping Centers, Inc.	345,157
2,400	Chatham Lodging Trust	44,256
3,200	Chesapeake Lodging Trust	57,536
6,700	Chimera Investment Corp.	27,470

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

FINANCIALS (Continued)

Real Estate Investment Trusts (cont’d.)
64,200	Colonial Properties Trust	$1,151,106
67,052	DiamondRock Hospitality Co.(a)(b)	709,410
25,200	Duke Realty Corp.	314,244
9,700	EastGroup Properties, Inc.	392,656
32,200	Extra Space Storage, Inc.	521,640
17,200	Franklin Street Properties Corp.(b)	229,620
4,600	Hersha Hospitality Trust (Class A Stock)	28,060
4,000	Home Properties, Inc.(b)	217,800
4,600	Hospitality Properties Trust	104,926
91,700	Inland Real Estate Corp.	796,873
17,000	Invesco Mortgage Capital, Inc.	367,030
3,800	Kilroy Realty Corp.	129,846
39,100	Kite Realty Group Trust	186,898
28,100	LaSalle Hotel Properties	665,689
91,660	Lexington Realty Trust(b)	713,115
20,700	LTC Properties, Inc.	576,495
38,800	Medical Properties Trust, Inc.	434,172
3,300	Mid-America Apartment Communities, Inc.	201,399
5,300	National Retail Properties, Inc.(b)	143,630
26,600	Parkway Properties, Inc.	413,896
8,500	PS Business Parks, Inc.	503,710
8,200	Resource Capital Corp.	51,906
14,000	Sovran Self Storage, Inc.	546,980
14,200	Sunstone Hotel Investors, Inc.(a)	154,070
7,900	Tanger Factory Outlet Centers	378,568
11,100	Urstadt Biddle Properties, Inc. (Class A Stock)	213,231
4,000	Winthrop Realty Trust	54,400

		11,971,677

Real Estate Management & Development 0.5%
39,600	Forestar Group, Inc.(a)(b)	677,160

Thrifts & Mortgage Finance 0.4%
5,000	Brookline Bancorp, Inc.	48,700
8,900	Dime Community Bancshares, Inc.	129,851
20,300	Trustco Bank Corp.	109,417
20,700	Washington Federal, Inc.	311,121

		599,089

See Notes to Financial Statements.

Prudential Small-Cap Core Equity Fund, Inc.	17

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

HEALTHCARE 11.6%

Biotechnology 0.5%
5,300	Arqule, Inc.(a)	$29,256
5,400	Cubist Pharmaceuticals, Inc.(a)	125,712
19,300	Martek Biosciences Corp.(a)	423,635
48,900	PDL Biopharma, Inc.	255,747

		834,350

Healthcare Equipment & Supplies 4.6%
30,200	Align Technology, Inc.(a)(b)	514,306
35,900	American Medical Systems Holdings, Inc.(a)(b)	725,180
10,600	Cantel Medical Corp.	196,312
2,000	CONMED Corp.(a)	44,020
22,400	Cooper Cos., Inc. (The)(b)	1,105,216
15,600	CryoLife, Inc.(a)	100,620
31,000	Cyberonics, Inc.(a)	852,810
5,200	Haemonetics Corp.(a)(b)	284,180
4,000	Immucor, Inc.(a)	69,600
10,000	Integra LifeSciences Holdings Corp.(a)	430,200
23,600	Invacare Corp.	637,200
1,400	Kensey Nash Corp.(a)	37,744
27,800	Merit Medical Systems, Inc.(a)	439,518
17,100	Natus Medical, Inc.(a)	224,010
8,000	Neogen Corp.(a)	267,360
500	Orthofix International NV(a)	14,005
6,000	Sirona Dental Systems, Inc.(a)	225,900
7,500	Symmetry Medical, Inc.(a)	66,375
14,400	West Pharmaceutical Services, Inc.	513,936
600	Young Innovations, Inc.	16,662
6,200	Zoll Medical Corp.(a)	201,686

		6,966,840

Healthcare Providers & Services 4.1%
1,800	Almost Family, Inc.(a)	62,154
24,100	Amedisys, Inc.(a)(b)	613,586
14,900	AMERIGROUP Corp.(a)	621,777
4,100	AmSurg Corp.(a)	74,128
2,600	Bio-Reference Labs, Inc.(a)(b)	56,056
23,000	Catalyst Health Solutions, Inc.(a)(b)	870,550
8,000	Chemed Corp.	471,520
9,400	Continucare Corp.(a)	42,300
2,700	Corvel Corp.(a)	120,960

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

HEALTHCARE (Continued)

Healthcare Providers & Services (cont’d.)
4,600	Coventry Health Care, Inc.(a)	$107,732
37,000	Gentiva Health Services, Inc.(a)	861,360
34,500	Healthspring, Inc.(a)	1,007,055
23,700	Healthways, Inc.(a)	248,376
8,200	LHC Group, Inc.(a)	220,580
11,700	Magellan Health Services, Inc.(a)	561,600
11,200	Medcath Corp.(a)	110,992
2,300	Molina Healthcare, Inc.(a)	59,616
1,700	Providence Service Corp. (The)(a)	27,931
1,300	Team Health Holdings, Inc.(a)	17,355

		6,155,628

Healthcare Technology 0.3%
6,900	Allscripts Healthcare Solutions, Inc.(a)	131,721
600	Computer Programs & Systems, Inc.	27,402
5,600	SXC Health Solutions Corp. (Canada)(a)	218,176

		377,299

Life Sciences Tools & Services 0.7%
14,700	Bruker Corp.(a)	220,353
22,300	Cambrex Corp.(a)	101,019
14,000	eResearchTechnology, Inc.(a)	106,680
16,600	Kendle International, Inc.(a)	151,226
24,100	Parexel International Corp.(a)(b)	518,150

		1,097,428

Pharmaceuticals 1.4%
14,200	Impax Laboratories, Inc.(a)	267,528
12,900	Medicines Co. (The)(a)	164,733
31,200	Par Pharmaceutical Cos., Inc.(a)	1,014,312
1,500	Salix Pharmaceuticals Ltd.(a)(b)	56,745
34,400	Viropharma, Inc.(a)	562,784

		2,066,102
INDUSTRIALS 16.3%

Aerospace & Defense 2.1%
14,800	Ceradyne, Inc.(a)	352,388
19,100	Cubic Corp.	832,187
14,100	Esterline Technologies Corp.(a)	852,204

See Notes to Financial Statements.

Prudential Small-Cap Core Equity Fund, Inc.	19

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

INDUSTRIALS (Continued)

Aerospace & Defense (cont’d.)
2,000	LMI Aerospace, Inc.(a)	$32,660
13,700	Moog, Inc. (Class A Stock)(a)	515,120
11,800	Teledyne Technologies, Inc.(a)	490,526

		3,075,085

Air Freight & Logistics 0.4%
1,500	Atlas Air Worldwide Holdings, Inc.(a)	78,390
11,600	Forward Air Corp.(b)	311,808
5,500	Hub Group, Inc. (Class A Stock)(a)	178,585

		568,783

Building Products 1.7%
16,000	A.O. Smith Corp.	896,480
1,600	Armstrong World Industries, Inc.(a)	66,800
20,200	Gibraltar Industries, Inc.(a)	184,426
53,700	Griffon Corp.(a)	633,123
11,800	Quanex Building Products Corp.	212,636
12,100	Simpson Manufacturing Co., Inc.	321,618
9,800	Universal Forest Products, Inc.	295,372

		2,610,455

Commercial Services & Supplies 2.8%
17,300	Consolidated Graphics, Inc.(a)	805,315
17,700	G&K Services, Inc. (Class A Stock)	437,544
2,600	Geo Group, Inc. (The)(a)	66,690
7,500	Interface, Inc. (Class A Stock)	107,925
700	M&F Worldwide Corp.(a)	18,816
48,200	Tetra Tech, Inc.(a)	1,015,092
11,100	UniFirst Corp.	510,933
20,100	United Stationers, Inc.(a)	1,129,620
6,500	Viad Corp.	129,740

		4,221,675

Construction & Engineering 0.2%
12,100	EMCOR Group, Inc.(a)	312,785

Electrical Equipment 2.0%
10,200	AZZ, Inc.	378,828
1,900	Baldor Electric Co.	79,838
27,300	Belden, Inc.	761,670

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

INDUSTRIALS (Continued)

Electrical Equipment (cont’d.)
16,100	Brady Corp. (Class A Stock)	$495,075
4,000	Encore Wire Corp.(b)	83,040
2,700	EnerSys(a)	71,172
2,700	Franklin Electric Co., Inc.	97,497
6,500	II-VI, Inc.(a)	255,710
4,100	Polypore International, Inc.(a)	136,407
4,700	Regal-Beloit Corp.	271,237
20,700	Vicor Corp.(b)	368,667

		2,999,141

Industrial Conglomerates 0.4%
8,300	Standex International Corp.	223,519
16,800	Tredegar Corp.	324,072

		547,591

Machinery 4.7%
17,800	Actuant Corp. (Class A Stock)	399,966
18,800	Albany International Corp. (Class A Stock)	383,520
47,200	Briggs & Stratton Corp.	830,720
3,100	Cascade Corp.	109,709
12,200	CIRCOR International, Inc.	427,976
5,800	Clarcor, Inc.	230,028
10,200	EnPro Industries, Inc.(a)	358,428
13,400	Gardner Denver, Inc.	774,788
17,200	John Bean Technologies Corp.	294,120
3,600	Kaydon Corp.	125,532
500	Lincoln Electric Holdings, Inc.	29,880
2,200	Lydall, Inc.(a)	16,346
19,100	Mueller Industries, Inc.	561,540
3,400	NACCO Industries, Inc. (Class A Stock)	337,484
17,000	Robbins & Myers, Inc.(b)	493,510
11,600	Toro Co. (The)	658,416
2,000	WABCO Holdings, Inc.(a)	92,840
25,200	Watts Water Technologies, Inc. (Class A Stock)	886,284

		7,011,087

Professional Services 0.9%
13,200	Administaff, Inc.	345,972
21,300	Dolan Co. (The)(a)	227,910
20,500	Kelly Services, Inc. (Class A Stock)(a)	304,425

See Notes to Financial Statements.

Prudential Small-Cap Core Equity Fund, Inc.	21

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

INDUSTRIALS (Continued)

Professional Services (cont’d.)
17,000	On Assignment, Inc.(a)	$96,050
34,800	SFN Group, Inc.(a)	263,784
5,300	TrueBlue, Inc.(a)	74,465

		1,312,606

Road & Rail 0.4%
19,700	Heartland Express, Inc.	293,727
13,200	Old Dominion Freight Line, Inc.(a)(b)	370,260

		663,987

Trading Companies & Distributors 0.7%
31,000	Applied Industrial Technologies, Inc.(b)	942,710
2,100	DXP Enterprises, Inc.(a)	39,984
6,900	Lawson Products, Inc.	127,167

		1,109,861
INFORMATION TECHNOLOGY 19.5%

Communications Equipment 2.2%
4,400	Acme Packet, Inc.(a)	174,020
105,800	Arris Group, Inc.(a)	984,998
1,900	BEL Fuse, Inc. (Class B Stock)	43,339
13,100	Black Box Corp.	434,920
30,300	Comtech Telecommunications Corp.	933,846
20,200	Digi International, Inc.(a)	195,132
3,000	EchoStar Corp. (Class A Stock)(a)	63,600
35,400	Harmonic, Inc.(a)	247,092
4,900	Plantronics, Inc.	175,812
10,900	Symmetricom, Inc.(a)	67,907

		3,320,666

Computers & Peripherals 0.3%
1,200	Electronics For Imaging, Inc.(a)	16,428
15,200	Intevac, Inc.(a)	153,520
2,200	Isilon Systems, Inc.(a)	62,634
20,600	Novatel Wireless, Inc.(a)	215,888

		448,470

Electronic Equipment, Instruments & Components 4.6%
7,100	Anixter International, Inc.	381,199

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

INFORMATION TECHNOLOGY (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
3,000	AVX Corp.	$43,020
21,300	Benchmark Electronics, Inc.(a)	349,959
99,800	Brightpoint, Inc.(a)	747,502
24,300	Checkpoint Systems, Inc.(a)	534,600
22,200	Cognex Corp.	592,740
12,000	CTS Corp.	121,800
2,800	DTS, Inc.(a)	111,440
12,800	Electro Scientific Industries, Inc.(a)	148,736
5,800	Ingram Micro, Inc. (Class A Stock)(a)	102,428
52,100	Insight Enterprises, Inc.(a)	787,752
2,700	Itron, Inc.(a)	164,079
35,800	Keithley Instruments, Inc.	772,564
9,600	Littelfuse, Inc.(a)	407,328
18,700	Newport Corp.(a)	271,711
7,000	Park Electrochemical Corp.	189,000
14,500	Rogers Corp.(a)	516,200
22,400	Synnex Corp.(a)	650,496
10,500	Technitrol, Inc.	48,300

		6,940,854

Internet Software & Services 1.3%
3,100	AOL, Inc.(a)	82,708
3,100	DealerTrack Holdings, Inc.(a)	59,892
7,500	Infospace, Inc.(a)	63,300
38,900	j2 Global Communications, Inc.(a)	1,025,015
9,800	Liquidity Services, Inc.(a)	156,800
15,800	Perficient, Inc.(a)	166,848
55,600	United Online, Inc.	343,608

		1,898,171

IT Services 1.5%
9,900	CACI International, Inc. (Class A Stock)(a)	496,188
13,700	Ciber, Inc.(a)	50,279
32,300	CSG Systems International, Inc.(a)	627,912
3,400	Forrester Research, Inc.(a)	112,438
9,400	MAXIMUS, Inc.	569,922
8,400	NCI, Inc. (Class A Stock)(a)	156,576
4,000	StarTek, Inc.(a)	16,320
7,000	Wright Express Corp.(a)(b)	263,970

		2,293,605

See Notes to Financial Statements.

Prudential Small-Cap Core Equity Fund, Inc.	23

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

INFORMATION TECHNOLOGY (Continued)

Office Electronics 0.1%
5,800	Zebra Technologies Corp. (Class A Stock)(a)	$207,524

Semiconductors & Semiconductor Equipment 6.3%
12,700	Advanced Energy Industries, Inc.(a)	182,372
5,700	ATMI, Inc.(a)	100,719
83,100	Brooks Automation, Inc.(a)	564,249
2,400	Cohu, Inc.	34,440
109,200	Cypress Semiconductor Corp.(a)	1,539,720
15,900	Diodes, Inc.(a)(b)	349,482
8,600	DSP Group, Inc.(a)	61,576
19,400	Hittite Microwave Corp.(a)	1,002,398
82,900	Kulicke & Soffa Industries, Inc.(a)	515,638
30,200	Microsemi Corp.(a)	604,000
39,500	MKS Instruments, Inc.(a)(b)	815,675
1,500	Novellus Systems, Inc.(a)	43,815
16,800	Pericom Semiconductor Corp.(a)	158,256
20,900	Rudolph Technologies, Inc.(a)	155,078
1,700	Standard Microsystems Corp.(a)	41,038
27,800	Tessera Technologies, Inc.(a)	548,494
95,900	TriQuint Semiconductor, Inc.(a)	987,770
5,400	Ultratech, Inc.(a)	98,874
23,600	Varian Semiconductor Equipment Associates, Inc.(a)	771,012
40,100	Volterra Semiconductor Corp.(a)	819,243

		9,393,849

Software 3.2%
9,000	Blackbaud, Inc.	228,510
10,800	CommVault Systems, Inc.(a)	312,444
3,400	Deltek, Inc.(a)	26,724
40,700	Epicor Software Corp.(a)	382,580
7,400	EPIQ Systems, Inc.	86,728
11,300	Interactive Intelligence, Inc.(a)	279,223
8,317	JDA Software Group, Inc.(a)(b)	210,420
9,100	Manhattan Associates, Inc.(a)	280,098
12,600	Netscout Systems, Inc.(a)	295,722
12,000	Phoenix Technologies Ltd.(a)	49,440
31,100	Progress Software Corp.(a)	1,162,207
4,600	Radiant Systems, Inc.(a)	89,746
5,600	Renaissance Learning, Inc.	78,232
19,600	Smith Micro Software, Inc.(a)	238,336

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

INFORMATION TECHNOLOGY (Continued)

Software (cont’d.)
72,400	Take-Two Interactive Software, Inc.(a)(b)	$771,784
8,100	Taleo Corp. (Class A Stock)(a)(b)	232,389
2,700	Websense, Inc.(a)	54,324

		4,778,907
MATERIALS 5.0%

Chemicals 2.6%
21,800	A. Schulman, Inc.	473,060
9,600	Arch Chemicals, Inc.	340,896
1,200	Cabot Corp.	40,824
33,200	H.B. Fuller Co.	685,248
3,500	LSB Industries, Inc.(a)	78,225
21,200	OM Group, Inc.(a)	705,324
76,900	PolyOne Corp.(a)	993,548
5,600	Stepan Co.	377,664
19,700	Zep, Inc.	357,358

		4,052,147

Construction Materials 0.3%
8,800	Eagle Materials, Inc.	206,448
51,900	Headwaters, Inc.(a)	176,460

		382,908

Containers & Packaging 0.2%
6,200	Rock-Tenn Co. (Class A Stock)	352,470

Metals & Mining 0.7%
5,000	A.M. Castle & Co.(a)	77,000
6,900	AMCOL International Corp.	191,406
20,900	Brush Engineered Materials, Inc.(a)	692,835
400	Kaiser Aluminum Corp.	17,996

		979,237

Paper & Forest Products 1.2%
45,000	Buckeye Technologies, Inc.	812,250
7,600	Clearwater Paper Corp.(a)	613,700
18,200	Neenah Paper, Inc.	279,370
5,800	Wausau Paper Corp.(a)	48,952

		1,754,272

See Notes to Financial Statements.

Prudential Small-Cap Core Equity Fund, Inc.	25

Portfolio of Investments

as of October 31, 2010 continued

Shares	Description	Value (Note 1)

TELECOMMUNICATION SERVICES 1.0%

Diversified Telecommunication Services 0.5%
18,600	Cbeyond, Inc.(a)	$252,030
29,900	Neutral Tandem, Inc.(a)	437,138

		689,168

Wireless Telecommunication Services 0.5%
15,800	NTELOS Holdings Corp.	287,086
29,400	USA Mobility, Inc.	494,802

		781,888
UTILITIES 3.3%

Electric Utilities 0.9%
5,600	Allete, Inc.	203,728
11,300	Central Vermont Public Service Corp.	228,486
31,700	El Paso Electric Co.(a)	779,820
3,300	Portland General Electric Co.	68,970

		1,281,004

Gas Utilities 1.5%
17,200	Laclede Group, Inc. (The)	603,892
10,600	New Jersey Resources Corp.(b)	429,194
11,100	Piedmont Natural Gas Co., Inc.(b)	327,339
23,700	Southwest Gas Corp.	823,812

		2,184,237

Multi-Utilities 0.7%
14,000	Avista Corp.	305,760
5,500	CH Energy Group, Inc.	249,975
17,500	NorthWestern Corp.	520,975

		1,076,710

Water Utilities 0.2%
9,600	American States Water Co.	358,560

	Total long-term investments (cost $109,960,514)	147,943,099

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Principal Amount (000)	Description	Value (Note 1)

SHORT-TERM INVESTMENTS 13.7%

U.S. Government Security 0.3%
$400	United States Treasury Bill, 0.150%, 12/16/2010(c)(d) (cost $399,925)	$399,932

Shares
Affiliated Money Market Mutual Fund 13.4%
20,170,811	Prudential Investment Portfolios-2 Prudential Core Taxable Money Market Fund (cost $20,170,811; includes $17,153,853 of cash collateral received for securities on loan)(e)(f)	20,170,811

	Total short-term investments (cost $20,570,736)	20,570,743

	Total Investments 112.1% (cost $130,531,250; Note 5)	168,513,842
	Liabilities in excess of other assets(g) (12.1%)	(18,173,194)

	Net Assets 100.0%	$150,340,648

(a)	Non-income producing security.
(b)	All or portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $16,740,690; cash collateral of $17,153,853 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	All or portion of security segregated as collateral for financial futures contracts.
(d)	Rate quoted represents yield-to-maturity as of purchase date.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)	Liabilities in excess of other assets include net unrealized appreciation on financial futures contracts as follows:

Open future contracts outstanding at October 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2010	Unrealized Appreciation
	Long Position:
37	Russell 2000 Mini Index Futures	Dec. 2010	$2,339,606	$2,598,140	$258,534

See Notes to Financial Statements.

Prudential Small-Cap Core Equity Fund, Inc.	27

Portfolio of Investments

as of October 31, 2010 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities, generally for stocks and mutual funds with daily NAVs

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc., and amortized cost), generally for foreign stocks priced through vendor modeling tools and debt securities

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$147,943,099	$—	$—
U.S. Government Security	—	399,932	—
Affiliated Money Market Mutual Fund	20,170,811	—	—

	168,113,910	399,932	—
Other Financial Instruments*
Futures	258,534	—	—

Total	$168,372,444	$399,932	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The sector classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2010 was as follows:

Information Technology	19.5%
Financials	18.0
Industrials	16.2
Consumer Discretionary	15.4
Affiliated Money Market Mutual Fund (including 11.4% of collateral received for securities on loan)	13.4
Healthcare	11.6
Energy	5.8
Materials	5.0
Utilities	3.3
Consumer Staples	2.6
Telecommunication Services	1.0

See Notes to Financial Statements.

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Treasury Securities	0.3%

112.1
Liabilities in excess of other assets	(12.1)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker—variation margin	$258,534	*	—	$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$458,901

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$353,608

For the year ended October 31, 2010, the Fund’s average value at trade date for futures long position was $2,921,395.

See Notes to Financial Statements.

Prudential Small-Cap Core Equity Fund, Inc.	29

Statement of Assets and Liabilities

as of October 31, 2010

Assets
Investments at value, including securities on loan of $16,740,690:
Unaffiliated investments (cost $110,360,439)	$148,343,031
Affiliated investments (cost $20,170,811)	20,170,811
Receivable for Fund shares sold	204,855
Dividends and interest receivable	64,818
Due from broker—variation margin	16,024
Prepaid expenses	2,565

Total assets	168,802,104

Liabilities
Payable to broker for collateral for securities on loan	17,153,853
Payable for Fund shares reacquired	1,081,767
Accrued expenses	115,320
Management fee payable	76,072
Distribution fee payable	25,643
Affiliated transfer agent fee payable	7,210
Deferred directors’ fees	1,591

Total liabilities	18,461,456

Net Assets	$150,340,648

Net assets were comprised of:
Common stock, at par	$9,256
Paid-in capital in excess of par	173,646,441

173,655,697
Distributions in excess of net investment income	(1,590)
Accumulated net realized loss on investment transactions	(61,554,585)
Net unrealized appreciation on investments	38,241,126

Net assets, October 31, 2010	$150,340,648

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($51,532,770 ÷ 3,192,381 shares of common stock issued and outstanding)	$16.14
Maximum sales charge (5.50% of offering price)	.94

Maximum offering price to public	$17.08

Class B
Net asset value, offering price and redemption price per share ($3,728,260 ÷ 252,360 shares of common stock issued and outstanding)	$14.77

Class C
Net asset value, offering price and redemption price per share ($11,070,841 ÷ 749,402 shares of common stock issued and outstanding)	$14.77

Class R
Net asset value, offering price and redemption price per share ($202,755 ÷ 12,615 shares of common stock issued and outstanding)	$16.07

Class Z
Net asset value, offering price and redemption price per share ($83,806,022 ÷ 5,049,359 shares of common stock issued and outstanding)	$16.60

See Notes to Financial Statements.

Prudential Small-Cap Core Equity Fund, Inc.	31

Statement of Operations

Year Ended October 31, 2010

Net Investment Loss
Income
Unaffiliated dividend income	$1,367,053
Affiliated income from securities loaned, net	46,156
Affiliated dividend income	6,661
Unaffiliated interest income	715

Total income	1,420,585

Expenses
Management fee	840,792
Distribution fee—Class A	154,983
Distribution fee—Class B	39,870
Distribution fee—Class C	117,712
Distribution fee—Class R	1,435
Transfer agent’s fees and expenses (including affiliated expense of $47,900) (Note 3)	218,000
Custodian’s fees and expenses	68,000
Reports to shareholders	65,000
Registration fees	64,000
Legal fees and expenses	28,000
Audit fee	22,000
Directors’ fees	14,000
Insurance	4,000
Loan interest expense (Note 7)	340
Miscellaneous	12,863

Total expenses	1,650,995

Net investment loss	(230,410)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	24,661,301
Futures transactions	458,901

25,120,202

Net change in unrealized appreciation (depreciation) on:
Investments	7,661,901
Futures	353,608

8,015,509

Net gain on investments	33,135,711

Net Increase In Net Assets Resulting From Operations	$32,905,301

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$(230,410)	$435,684
Net realized gain (loss) on investments	25,120,202	(65,767,882)
Net change in unrealized appreciation (depreciation) on investments	8,015,509	61,926,819

Net increase (decrease) in net assets resulting from operations	32,905,301	(3,405,379)

Dividends from net investment income (Note 1)
Class A	—	(370,244)
Class R	—	(631)
Class Z	(48,682)	(960,101)

	(48,682)	(1,330,976)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	42,681,798	62,232,527
Net asset value of shares issued in reinvestment of dividends	30,038	966,889
Cost of shares reacquired	(66,576,179)	(88,372,608)

Net decrease in net assets from Fund share transactions	(23,864,343)	(25,173,192)

Total increase (decrease)	8,992,276	(29,909,547)

Net Assets
Beginning of year	141,348,372	171,257,919

End of year(a)	$150,340,648	$141,348,372

(a) Includes undistributed net investment income of:	$—	$40,966

See Notes to Financial Statements.

Prudential Small-Cap Core Equity Fund, Inc.	33

Notes to Financial Statements

Prudential Small-Cap Core Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 4, 1997. Investment operations commenced on November 10, 1997.

The Fund’s investment objective is to seek long-term capital appreciation. It invests primarily in equity securities of small-cap U.S. companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair value of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent

34	Visit our website at www.prudentialfunds.com

transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days, are valued at fair value.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the

Prudential Small-Cap Core Equity Fund, Inc.	35

Notes to Financial Statements

continued

securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividend or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis. The Fund amortizes premiums and discounts on purchases of debt securities as adjustments to interest income.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

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Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares.

PIMS has advised the Fund that it received $16,828 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2010. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

Prudential Small-Cap Core Equity Fund, Inc.	37

Notes to Financial Statements

continued

PIMS has advised the Fund that for the year ended October 31, 2010, it received $975, $10,885 and $1,724 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”) an affiliate of Pl through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2010, the Fund incurred approximately $140,000 in total networking fees, of which $5,800 was paid to Wells Fargo through December 31, 2009. These amounts are included in transfer agent’s fees and expenses on the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended October 31, 2010, PIM has been compensated approximately $16,300 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2010 were $122,877,305 and $145,454,698, respectively.

38	Visit our website at www.prudentialfunds.com

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made. For the year ended October 31, 2010, the adjustments were to decrease distributions in excess of net investment income and to decrease paid-in capital in excess of par by $236,536 due to net operating losses and reclassification of distributions. Net investment loss, net realized gain and net assets were not affected by this change.

For the years ended October 31, 2010 and October 31, 2009, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $48,682 and $1,330,976, respectively, from ordinary income.

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation as of October 31, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$130,730,156	$39,022,798	$(1,239,112)	$37,783,686

The difference between book basis and tax basis is attributable to deferred losses on wash sales and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2010 of approximately $61,097,000 expiring in 2017. The Fund utilized capital loss carryforward to offset net taxable capital gains realized in the year ended October 31, 2010 of approximately $25,451,000. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Small-Cap Core Equity Fund, Inc.	39

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.001 par value per share, divided into five classes, designated Class A, Class B, Class C, Class R and Class Z common stock, each of which consists of 500 million for Class A, B and C, 300 million for Class R and 200 million for Class Z authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2010:
Shares sold	445,218	$6,484,646
Shares reacquired	(1,089,219)	(15,998,577)

Net increase (decrease) in shares outstanding before conversion	(644,001)	(9,513,931)
Shares issued upon conversion from Class B	18,904	271,529

Net increase (decrease) in shares outstanding	(625,097)	$(9,242,402)

Year ended October 31, 2009:
Shares sold	750,652	$8,676,776
Shares issued in reinvestment of dividends	29,856	339,765
Shares reacquired	(1,285,831)	(15,171,593)

Net increase (decrease) in shares outstanding before conversion	(505,323)	(6,155,052)
Shares issued upon conversion from Class B	91,654	1,051,743

Net increase (decrease) in shares outstanding	(413,669)	$(5,103,309)

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Class B	Shares	Amount
Year ended October 31, 2010:
Shares sold	13,663	$188,880
Shares reacquired	(91,246)	(1,215,856)

Net increase (decrease) in shares outstanding before conversion	(77,583)	(1,026,976)
Shares reacquired upon conversion into Class A	(20,563)	(271,529)

Net increase (decrease) in shares outstanding	(98,146)	$(1,298,505)

Year ended October 31, 2009:
Shares sold	34,967	$372,092
Shares reacquired	(92,666)	(992,022)

Net increase (decrease) in shares outstanding before conversion	(57,699)	(619,930)
Shares reacquired upon conversion into Class A	(99,095)	(1,051,743)

Net increase (decrease) in shares outstanding	(156,794)	(1,671,673)

Class C
Year ended October 31, 2010:
Shares sold	75,866	$1,024,596
Shares reacquired	(441,972)	(5,890,657)

Net increase (decrease) in shares outstanding	(366,106)	(4,866,061)

Year ended October 31, 2009:
Shares sold	215,228	$2,341,860
Shares reacquired	(664,190)	(7,278,964)

Net increase (decrease) in shares outstanding	(448,962)	$(4,937,104)

Class R
Year ended October 31, 2010:
Shares sold	14,321	$217,774
Shares reacquired	(23,356)	(324,316)

Net increase (decrease) in shares outstanding	(9,035)	$(106,542)

Year ended October 31, 2009:
Shares sold	11,166	$129,312
Shares issued in reinvestment of dividends	55	631
Shares reacquired	(3,481)	(40,791)

Net increase (decrease) in shares outstanding	7,740	$89,152

Prudential Small-Cap Core Equity Fund, Inc.	41

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended October 31, 2010:
Shares sold	2,307,886	$34,765,902
Shares issued in reinvestment of dividends	2,201	30,038
Shares reacquired	(2,879,080)	(43,146,773)

Net increase (decrease) in shares outstanding	(568,993)	$(8,350,833)

Year ended October 31, 2009:
Shares sold	4,290,421	$50,712,487
Shares issued in reinvestment of dividends	53,822	626,493
Shares reacquired	(5,220,258)	(64,889,238)

Net increase (decrease) in shares outstanding	(876,015)	$(13,550,258)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay an annualized commitment fee of .15% of the unused portion of the renewed SCA. The expiration date of the renewed SCA has been extended from October 20, 2010 through December 17, 2010 under the same terms. Effective December 17, 2010 the Fund, along with the Funds entered into a new Syndicated Credit Agreement (“New SCA”) with a group of banks. The New SCA provides for a commitment of $750 million. The Funds will pay an annualized commitment fee of 0.10% of the unused portion of the New SCA. The expiration date of the New SCA is December 16, 2011. Interest on any borrowings under the New SCA will be incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the SCA during the year ended October 31, 2010. The average daily balance for the five days the Fund had loans outstanding during the reporting period was $1,761,200 at a weighted average interest rate of 1.389%.

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Note 8. Reorganization

On December 1, 2010, the Board of Directors of the Company approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Class A, B, C, R and Z shares of the Fund for like shares of the Prudential Small-Cap Value Fund, a series of Prudential Investment Portfolios 5, and the assumption of the liabilities of the Fund. The Plan is subject to approval by the shareholders of the Fund at a special meeting to be held on March 15, 2011.

In the event the Fund is acquired by Prudential Small-Cap Value Fund, a series of Prudential Investment Portfolios 5, pursuant to the Plan, the future utilization of the capital loss carryforward (Note 5) will be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Note 9. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Prudential Small-Cap Core Equity Fund, Inc.	43

Financial Highlights

Class A Shares
	Year Ended October 31,
	2010(a)	2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.90	$13.35	$21.11	$19.40	$16.82
Income (loss) from investment operations:
Net investment income (loss)	(.03)	.02	.07	(.04)	(.03)
Net realized and unrealized gain (loss) on investment transactions	3.27	(.38)	(7.83)	1.75	2.61
Total from investment operations	3.24	(.36)	(7.76)	1.71	2.58
Less Dividends:
Dividends from net investment income	-	(.09)	-	-	-
Net asset value, end of year	$16.14	$12.90	$13.35	$21.11	$19.40
Total Return(b):	25.12%	(2.63)%	(36.76)%	8.81%	15.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$51,533	$49,263	$56,499	$112,103	$102,497
Average net assets (000)	$51,657	$48,720	$81,222	$109,888	$100,311
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.25%	1.25%	1.11%	1.15%	1.17%
Expenses, excluding distribution and service (12b-1) fees	.95%	.95%	.83%	.90%	.92%
Net investment income (loss)	(.24)%	.21%	. 39%	(.18)%	(.15)%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	90%	125%	129%	139%	93%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

(d) The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through February 28, 2008.

See Notes to Financial Statements.

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Class B Shares
	Year Ended October 31,
	2010(a)	2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.89	$12.30	$19.58	$18.13	$15.84
Income (loss) from investment operations:
Net investment loss	(.13)	(.05)	(.05)	(.18)	(.16)
Net realized and unrealized gain (loss) on investment transactions	3.01	(.36)	(7.23)	1.63	2.45
Total from investment operations	2.88	(.41)	(7.28)	1.45	2.29
Net asset value, end of year	$14.77	$11.89	$12.30	$19.58	$18.13
Total Return(b):	24.22%	(3.33)%	(37.18)%	8.00%	14.46%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,728	$4,169	$6,238	$14,209	$16,156
Average net assets (000)	$3,987	$4,552	$10,254	$15,317	$17,752
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.95%	1.95%	1.83%	1.90%	1.92%
Expenses, excluding distribution and service (12b-1) fees	.95%	.95%	.83%	.90%	.92%
Net investment loss	(.93)%	(.44)%	(.32)%	(.93)%	(.92)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

Prudential Small-Cap Core Equity Fund, Inc.	45

Financial Highlights

continued

Class C Shares
	Year Ended October 31,
	2010(a)	2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.89	$12.30	$19.58	$18.13	$15.84
Income (loss) from investment operations:
Net investment loss	(.13)	(.05)	(.05)	(.18)	(.16)
Net realized and unrealized gain (loss) on investment transactions	3.01	(.36)	(7.23)	1.63	2.45
Total from investment operations	2.88	(.41)	(7.28)	1.45	2.29
Net asset value, end of year	$14.77	$11.89	$12.30	$19.58	$18.13
Total Return(b):	24.22%	(3.33)%	(37.18)%	8.00%	14.46%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,071	$13,266	$19,239	$29,975	$18,647
Average net assets (000)	$11,770	$15,088	$26,165	$23,977	$16,024
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.95%	1.95%	1.83%	1.90%	1.92%
Expenses, excluding distribution and service (12b-1) fees	.95%	.95%	.83%	.90%	.92%
Net investment loss	(.93)%	(.46)%	(.32)%	(.93)%	(.89)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

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Class R Shares
	Year Ended October 31,			January 12, 2007(a) through October 31,
	2010(b)	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.87	$13.30	$21.06	$19.96
Income (loss) from investment operations:
Net investment income (loss)	(.06)	(.01)	.04	(.08)
Net realized and unrealized gain (loss) on investment transactions	3.26	(.38)	(7.80)	1.18
Total from investment operations	3.20	(.39)	(7.76)	1.10
Less Dividends:
Dividends from net investment income	-	(.04)	-	-
Net asset value, end of period	$16.07	$12.87	$13.30	$21.06
Total Return(c):	24.86%	(2.86)%	(36.85)%	5.51%

Ratios/Supplemental Data:
Net assets, end of period (000)	$203	$279	$185	$3
Average net assets (000)	$287	$208	$161	$2
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.45%	1.45%	1.33%	1.40%	(f)
Expenses, excluding distribution and service (12b-1) fees	.95%	.95%	.83%	.90%	(f)
Net investment income (loss)	(.43)%	(.09)%	.20%	(.49)%	(f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include the expenses of the underlying fund in which the Fund invests.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(f) Annualized.

See Notes to Financial Statements.

Prudential Small-Cap Core Equity Fund, Inc.	47

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,
	2010(a)	2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.24	$13.72	$21.62	$19.82	$17.14
Income (loss) from investment operations:
Net investment income	.01	.06	.13	.01	.02
Net realized and unrealized gain (loss) on investment transactions	3.36	(.40)	(8.03)	1.79	2.66
Total from investment operations	3.37	(.34)	(7.90)	1.80	2.68
Less Dividends:
Dividends from net investment income	(.01)	(.14)	-	-	-
Net asset value, end of year	$16.60	$13.24	$13.72	$21.62	$19.82
Total Return(b):	25.46%	(2.32)%	(36.54)%	9.08%	15.64%

Ratios/Supplemental Data:
Net assets, end of year (000)	$83,806	$74,371	$89,097	$68,624	$13,011
Average net assets (000)	$72,423	$82,935	$107,017	$33,067	$9,637
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.95%	.95%	.83%	.90%	.92%
Expenses, excluding distribution and service (12b-1) fees	.95%	.95%	.83%	.90%	.92%
Net investment income	.05%	.51%	.69%	.05%	.13%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

48	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Small-Cap Core Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Small-Cap Core Fund, Inc. (formerly Dryden Small-Cap Core Equity Fund, Inc.) (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 20, 2010

Prudential Small-Cap Core Equity Fund, Inc.	49

Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”) to advise you within 60 days of the Fund’s fiscal year end (October 31, 2010) as to the federal income tax status of dividends paid by the Fund during such fiscal year. We are advising you that during its fiscal year ended October 31, 2010, the Fund paid ordinary income dividends for Class Z shares of $0.01 per share.

For the fiscal year ended October 31, 2010, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividend paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended October 31, 2010, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2011, you will be advised on IRS 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2010.

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM-CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Prudential Small-Cap Core Equity Fund, Inc.

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (71) Board Member & Independent Chair Portfolios Overseen: 58	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)

The year in which each individual joined the Fund’s Board is as follows: Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1997, Richard A. Redeker, 1997; Robin B. Smith, 1997; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Small-Cap Core Equity Fund, Inc.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)

The year in which each individual became an Officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Small-Cap Core Equity Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Small-Cap Core Equity Fund, Inc. (the “Fund”) consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not

Prudential Small-Cap Core Equity Fund, Inc.

Approval of Advisory Agreements (continued)

identify any single factor which alone was responsible for the Board’s decision to approve the agreements. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance

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reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Small-Cap Core Funds Performance Universe) was in the third quartile over the ten-year period, and in the fourth quartile over the one-, three-, and five-year periods. The Board noted that the Fund also underperformed its benchmark index over all periods. The Board noted its concern with the Fund’s long-term performance, and requested that PI and QMA report back to the Board with their views on strategic alternatives to address the Fund’s performance at the third quarter Board meeting scheduled for September 2010. The Board also instructed SIRG to provide quarterly updates on Fund performance. The Board concluded that it was reasonable to renew the agreements, subject to its continued close scrutiny of the Fund’s performance and its consideration of PI’s and QMA’s presentation on strategic alternatives to address the Fund’s performance.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital

Prudential Small-Cap Core Equity Fund, Inc.

Approval of Advisory Agreements (continued)

structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2009 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. In light of the Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Small-Cap Core Equity Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Small-Cap Core Equity Fund, Inc.
Share Class	A	B	C	R	Z
NASDAQ	PQVAX	PQVBX	PQVCX	DCERX	PSQZX
CUSIP	74441D103	74441D202	74441D301	74441D400	74441D509

MF176E    0192538-00001-00

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2010 and October 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,000 and $20,869, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended October 31, 2010. During the fiscal year ended October 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Small-Cap Core Equity Fund, Inc.

By:	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date:	December 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date:	December 21, 2010

By:	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	December 21, 2010